BNY Mellon Appreciation Fund, Inc.
SCHEDULE OF INVESTMENTS
September 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.5%
Capital Goods — 5.3%
BAE Systems PLC	1,534,905	42,503,808
Deere & Co.	44,700	20,439,522
Eaton Corp. PLC	106,300	39,782,775
Otis Worldwide Corp.	85,045	7,775,664
		110,501,769
Commercial & Professional Services — 1.4%
Automatic Data Processing, Inc.	62,105	18,227,818
Verisk Analytics, Inc.	44,295	11,140,635
		29,368,453
Consumer Discretionary Distribution & Retail — 6.8%
Amazon.com, Inc.(a)	557,585	122,428,939
The Home Depot, Inc.	45,500	18,436,145
		140,865,084
Consumer Durables & Apparel — 2.5%
Hermes International SCA	7,420	18,145,952
LVMH Moet Hennessy Louis Vuitton SE	54,050	33,029,578
		51,175,530
Consumer Services — 2.7%
Marriott International, Inc., Cl. A	71,395	18,594,114
McDonald’s Corp.	123,555	37,547,129
		56,141,243
Energy — 3.6%
Chevron Corp.	317,235	49,263,423
Exxon Mobil Corp.	233,070	26,278,643
		75,542,066
Financial Services — 14.3%
Berkshire Hathaway, Inc., Cl. A(a)	55	41,481,000
BlackRock, Inc.	47,330	55,180,627
CME Group, Inc.	74,525	20,135,910
Intercontinental Exchange, Inc.	169,620	28,577,577
Mastercard, Inc., Cl. A	71,670	40,766,613
S&P Global, Inc.	92,917	45,223,633
Visa, Inc., Cl. A(b)	188,395	64,314,285
		295,679,645
Food, Beverage & Tobacco — 2.5%
Philip Morris International, Inc.	189,950	30,809,890
The Coca-Cola Company	317,535	21,058,921
		51,868,811
Health Care Equipment & Services — 5.4%
Abbott Laboratories	236,095	31,622,564
Intuitive Surgical, Inc.(a)	88,025	39,367,421
UnitedHealth Group, Inc.	120,220	41,511,966
		112,501,951
Household & Personal Products — .6%
The Procter & Gamble Company	75,795	11,645,902
Insurance — 1.8%
The Progressive Corp.	153,175	37,826,566
Materials — 1.1%
The Sherwin-Williams Company	64,410	22,302,607
Media & Entertainment — 10.1%
Alphabet, Inc., Cl. C	477,080	116,192,834
Meta Platforms, Inc., Cl. A	127,500	93,633,450
		209,826,284

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
AstraZeneca PLC, ADR	325,025	24,935,918
Eli Lilly & Co.	24,750	18,884,250
Zoetis, Inc.	125,515	18,365,355
		62,185,523
Real Estate Management & Development — 1.2%
CoStar Group, Inc.(a)	287,685	24,271,984
Semiconductors & Semiconductor Equipment — 16.2%
ASML Holding NV	73,310	70,970,678
NVIDIA Corp.	908,875	169,577,897
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	192,375	53,728,414
Texas Instruments, Inc.	223,570	41,076,516
		335,353,505
Software & Services — 13.5%
Gartner, Inc.(a),(b)	29,100	7,649,517
Intuit, Inc.	77,600	52,993,816
Microsoft Corp.	337,125	174,613,894
ServiceNow, Inc.(a)	48,430	44,569,160
		279,826,387
Technology Hardware & Equipment — 5.6%
Apple, Inc.	459,140	116,910,818
Transportation — 1.9%
Canadian Pacific Kansas City Ltd.	324,060	24,139,229
Old Dominion Freight Line, Inc.	102,700	14,458,106
		38,597,335
Total Common Stocks (cost $830,877,760)		2,062,391,463

	1-Day Yield (%)
Investment Companies — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $12,417,596)	4.28	12,417,596	12,417,596
Total Investments (cost $843,295,356)		100.1%	2,074,809,059
Liabilities, Less Cash and Receivables		(.1%)	(1,048,811)
Net Assets		100.0%	2,073,760,248

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At September 30, 2025, the value of the fund’s securities on loan was $17,681,966 and the value of the collateral was
$18,103,919, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Appreciation Fund, Inc.
September 30, 2025 (Unaudited)
The following is a summary of the inputs used as of September 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,062,391,463	—	—	2,062,391,463
Investment Companies	12,417,596	—	—	12,417,596
	2,074,809,059	—	—	2,074,809,059

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Directors  (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At September 30, 2025, accumulated net unrealized appreciation on investments was $1,231,513,703, consisting of $1,242,618,265 gross unrealized appreciation and $11,104,562 gross unrealized depreciation.
At September 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.